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                      UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------
                                    Form 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (date of earliest event reported): August 2, 2007

                              GSI Technology, Inc.
             (Exact name of registrant as specified in its charter)

            Delaware                    000-33387                  77-0398779
 (State or other jurisdiction of  (Commission File No.)         (I.R.S. Employer
         incorporation)                                      Identification No.)


                                2360 Owen Street
                          Santa Clara, California 95054
                    (Address of principal executive offices)

                    Registrant's telephone number, including area code:
                                 (408) 980-8388

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 2.02  Results of Operations and Financial Condition.

On August 2, 2007, GSI Technology, Inc. (the "Company") issued a press release reporting financial results for its fiscal 2008 first quarter ended June 30, 2007. A copy of this press release is attached hereto as Exhibit 99.1.

The information in this Item 2.02, including Exhibit 99.1 attached hereto, is being furnished and shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. Furthermore, the information in this Item 2.02, including Exhibit 99.1 attached hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.                            Description
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     99.1      Press release issued by GSI Technology, Inc. dated August 2, 2007

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SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 2, 2007

                                         GSI Technology, Inc.


                                         By: /s/ Douglas M. Schirle
                                             -----------------------------------
                                             Douglas M. Schirle
                                             Chief Financial Officer

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                                  Exhibit Index

Exhibit No.                            Description
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     99.1      Press release issued by GSI Technology, Inc. dated August 2, 2007